                                  DADELAND MALL
                        FINANCIAL RESULTS AND PROJECTIONS

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                                                                         TRAILING 12 MONTHS      UNDERWRITTEN
                                1999            2000          2001      AS OF 05/31/02 - E     FINANCIALS - F      NOTES
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
REVENUE:
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
TOTAL RENTS                    21,069,376     22,665,438     24,719,039       25,360,139           25,893,314        A,B
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
OVERAGE RENT                    1,795,073      1,523,679      1,549,862        1,618,660            1,394,000
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TENANT RECOVERIES               8,885,654      9,368,252      9,291,383        9,243,067            9,494,000
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OTHER INCOME                      508,934        507,528        359,307          365,235               64,000         C
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PROVISION FOR CREDIT LOSS        (377,687)      (287,360)      (242,909)        (183,452)                   -
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MARKET VACANCY ADJUSTMENT                                                                            (393,856)        H
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TOTAL REVENUE                 $31,881,350    $33,777,537    $35,676,682      $36,403,649          $36,451,458
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OPERATING EXPENSES
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PROPERTY OPERATING EXPENSES     4,759,076      4,864,904      5,213,633        5,166,327            5,010,000         D
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PROPERTY TAXES                  4,152,999      4,733,513      4,672,868        4,646,848            4,727,000
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MANAGEMENT FEES/COST SHARING      992,997      1,062,451      1,149,126        1,158,891            1,093,544
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TOTAL OPERATING EXPENSES       $9,905,072    $10,660,868    $11,035,627       10,972,066           10,830,544
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----------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME          $21,976,278    $23,116,669    $24,641,055      $25,431,583          $25,620,914         G
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


NOTES/COMMENTS
--------------

A - Includes Straight Line Rent of $771,807 (1999); $526,634 (2000); $660,055
(2001); $538,855 (T12).
B - Includes Other Miscellaneous Rent
C - Includes Interest & Dividend Income of $332,301 (1999); $310,875 (2000); $177,720 (2001); and $159,180 (T12).
D - Includes Security, Janitorial, Landscaping, Food Court, Repairs &
Maintenance
E - Based on seven months of actual data for 2001 and five months of actual data for 2002
F - Underwritten Net Operating Income reflects the calculation and assumptions used by the originator and may not reflect the amounts calculated and used by the rating agencies for their own analysis. No representation is made as to the future Net Operating Income of the mortgaged property nor is Underwritten Net Operating Income as set forth herein intended to represent such future net cash flow. Each investor should make its own determination of the appropriate assumptions to be used in determining Underwritten Net Operating Income
G - Underwritten Net Operating Income excludes Replacement Reserves, Tenant Improvements and Leasing Commissions
H - Market vacancy adjustment

                                SQUARE ONE MALL
                       FINANCIAL RESULTS AND PROJECTIONS

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                                                                                  TRAILING 12 MONTHS      UNDERWRITTEN
                                      1999            2000            2001        AS OF 05/31/02 - B     FINANCIALS - C       NOTES
------------------------------------------------------------------------------------------------------------------------------------
REVENUE:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RENTS                         13,129,213     13,477,138      13,490,508         13,701,274             13,975,621         A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OVERAGE RENT                           129,936        159,964         127,085            116,120                207,000
------------------------------------------------------------------------------------------------------------------------------------

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TENANT RECOVERIES                    6,599,054      7,003,430       7,656,877          7,679,854              7,652,000
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OTHER INCOME                            87,874      1,735,084         282,496            284,866                 23,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PROVISION FOR CREDIT LOSS             (347,003)      (126,398)        (10,705)          (138,238)               (68,853)        D
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                      $19,599,074    $22,249,218     $21,546,261        $21,643,876            $21,788,768
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY OPERATING EXPENSES          4,197,793      3,562,171       4,051,382          4,226,895              3,669,000
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY TAXES                       1,955,158      2,285,922       2,763,025          2,623,994              2,831,000
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES/COST SHARING           768,493        763,314         840,376            844,638                706,838         E
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES            $6,921,444     $6,611,407      $7,654,783         $7,695,527             $7,206,838
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME               $12,677,630    $15,637,811     $13,891,478        $13,948,349            $14,581,930         F
------------------------------------------------------------------------------------------------------------------------------------


NOTES/COMMENTS
A - Includes Straight Line Rent of $103,634 (1999); $217,168 (2000); $166,857
(2001); and 157,284 (T12).
B - Based on seven months of actual data for 2001 and five months of actual data for 2002
C - Underwritten Net Operating Income reflects the calculation and assumptions used by the originator and may not reflect the amounts calculated and used by the rating agencies for their own analysis. No representation is made as to the future Net Operating Income of the mortgaged property nor is Underwritten Net Operating Income as set forth herein intended to represent such future net cash flow. Each investor should make its own determination of the appropriate assumptions to be used in determining Underwritten Net Operating Income
D - Credit loss was underwritten at $68,853 which is an average of 2001 actual and 2002 actual budget
E - Underwritten Management fee is calculated at 5% of EGI, less reimbursements F - Underwritten Net Operating Income excludes Replacement Reserves, Tenant Improvements and Leasing Commissions